 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

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ONCOSEC MEDICAL INCORPORATED
(Name of Registrant as Specified in Its Charter)

Alpha Holdings, Inc. Alpha Biolabs, Inc.
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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On November 20, 2019, Alpha Holdings, Inc. issued a press release (the “Press Release”). A copy of the Press Release is attached herewith as Exhibit 1.

Alpha Holdings Opposes OncoSec Defendants’ Motions to Dismiss
Shareholder Class Action Complaint

Files Legal Briefs Detailing Breaches of Fiduciary Duty and Misleading Disclosures in Connection with China Grand Takeover Proposal

November 20, 2019 09:15 AM Eastern Standard Time

SEONGNAM, South Korea--(BUSINESS WIRE)--Alpha Holdings, Inc. (KOSDAQ:117670) (“Alpha Holdings”), the largest stockholder of OncoSec Medical Incorporated (NASDAQ:ONCS) (“OncoSec” or the “Company”), with an approximate 15.1% ownership stake, today filed with the District Court in Clark County, Nevada, its briefs in opposition to the OncoSec and China Grand defendants’1 motions to dismiss the pending class action lawsuit filed by Alpha Holdings on behalf of all OncoSec stockholders.

The class action lawsuit alleges that (i) OncoSec board members breached their fiduciary duties by agreeing to the China Grand Takeover Proposal2 and by making incomplete and misleading disclosures in connection with the proposal and (ii) Sirtex and a CGP subsidiary aided and abetted those breaches. The defendants in Alpha Holdings’ fiduciary class action moved to dismiss the complaint, and a hearing on their motions is scheduled for November 25, 2019.

Commenting on the briefs, Alpha Holdings stated: “We believe that the directors who approved this transaction must be held accountable for breaching their fiduciary duty to OncoSec stockholders and for failing to provide accurate and complete information about the deal they continue to support. We encourage all OncoSec stockholders to review Alpha Holdings’ briefs and express their views on the proposed transaction directly to OncoSec’s management team and Board.”

As detailed in Alpha Holdings’ briefs:

•	The OncoSec Defendants orchestrated and continue to support a transaction in which outright control of OncoSec will be sold on the cheap to the China Grand Defendants despite the fact that OncoSec’s Board of Directors did not canvass the market or otherwise engage in a process designed to maximize value for OncoSec’s stockholders.
•	In their motion to dismiss, the OncoSec defendants argue that they had no duty to seek the maximum available value for the sale of control of OncoSec. According to OncoSec’s own proxy statement, the Board never negotiated an increase in consideration relative to China Grand’s initial proposal.
•	The OncoSec Defendants assert that they are free to freeze out other suitors for the Company by agreeing to a combination of deal protections that ensure that no competing bids for OncoSec would emerge once the China Grand Takeover Proposal was announced.

To view Alpha Holdings’ Brief in opposition to the OncoSec Defendants’ motion to dismiss, click here; and to view its Brief in opposition to the China Grand Defendants’ motion to dismiss, click here. For the combined Appendix, click here. To view the Class Action complaint, click here.

Alpha Holdings’ preliminary proxy statement has been filed with the U.S. Securities and Exchange Commission. Stockholders need take no action at this time.

About Alpha Holdings, Inc.

Alpha Holdings, Inc. is a top-ranked Korean company engaged in the design-development service and manufacturing of system semiconductors, biotechnologies and thermal compound materials. The company, formerly known as Alpha Chips Corp., is headquartered in Seongnam, South Korea and was founded in 2002. Alpha is listed on the KOSDAQ Market.

Forward-Looking Statements

All statements contained in this press release that are not clearly historical in nature or that necessarily depend on future events are "forward-looking statements," which are not guarantees of future performance or results, and the words "anticipate," "believe," "expect," "potential," "could," "opportunity," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in this press release that are not historical facts are based on current expectations, speak only as of the date of this press release and involve risks that may cause the actual results to be materially different. In light of the significant uncertainties inherent in the forward-looking statements, the inclusion of such information should not be regarded as a representation as to future results. Alpha Holdings disclaims any obligation to update the information herein and reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Alpha Holdings has not sought or obtained consent from any third party to use any statements or information indicated herein as having been obtained or derived from statements made or published by third parties.

Additional Information and Where to Find It

ALPHA HOLDINGS, INC. AND ITS WHOLLY-OWNED SUBSIDIARY, ALPHA BIOLABS, INC. (TOGETHER, THE “PARTICIPANTS”) ARE PARTICIPANTS IN A PROXY CONTEST WITH RESPECT TO THE PROPOSED SPECIAL MEETING OF STOCKHOLDERS OF ONCOSEC MEDICAL INC. (THE “COMPANY”) TO APPROVE THE PROPOSED TRANSACTION BETWEEN THE COMPANY, GRAND DECADE DEVELOPMENTS LIMITED, A WHOLLY OWNED SUBSIDIARY OF CHINA GRAND PHARMACEUTICAL AND HEALTHCARE HOLDINGS LIMITED (“CGP”), AND SIRTEX MEDICAL US HOLDINGS, INC., AN AFFILIATE OF CGP. THE PARTICIPANTS INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF BLUE PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS’ SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF THE COMPANY. ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING BLUE PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY’S STOCKHOLDERS AND WILL BE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV/. IN ADDITION, OKAPI PARTNERS LLC, THE PROXY SOLICITOR OF THE PARTICIPANTS, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD WITHOUT CHARGE UPON REQUEST BY CALLING (212) 297-0720.

1 The “OncoSec Defendants” are Daniel O’Connor, Avtar Dhillon, Punit Dhillon, James DeMesa, Robert Ward, Margaret Dalesandro, and OncoSec Medical Incorporated.

2 The “China Grand Takeover Proposal” refers to the proposed takeover of OncoSec by China Grand Pharmaceuticals and Healthcare Holdings (“CGP”) and Sirtex Medical US Holdings, Inc. (“Sirtex”), an affiliate of GCP (together, “China Grand”).

Contacts

Investors
Bruce Goldfarb / Chuck Garske / Teresa Huang
Okapi Partners
+ 1 (212) 297-0720

Media
Renée Soto / Hugh Burns / Nicholas Leasure
Reevemark
+ 1 (212) 433-4600